GAMCO GLOBAL SERIES FUNDS, INC.

The Gabelli Global Growth Fund

(the “Fund”)

Supplement dated April 20, 2022 to the Fund’s Summary Prospectus, dated April 30, 2021

This supplement amends certain information in the Summary Prospectus (the “Summary Prospectus”) of the Fund, dated April 30, 2021. Unless otherwise indicated, all other information included in the Summary Prospectus of the Fund, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

Reopening of Class A Shares

The Fund has determined to reopen its Class A shares to new investors, effective as of April 20, 2022. All disclosures inconsistent with the forgoing in the Summary Prospectus of the Fund are hereby superseded.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE